SECURITIES AND EXCHANGE COMMISSION


                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) December 17, 1996


                              SUNRIVER CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


Delaware                               0-17977                        13-3469637
(State or other jurisdiction         (Commission                   (IRS Employer
of incorporation)                    File Number)            Identification No.)


Echelon IV, Suite 200, 9430 Research Boulevard,
Austin, Texas                                                         78759-6543
--------------------------------------------------------------------------------
(Address of principal executive offices)                              (Zip Code)


       Registrant's telephone number, including area code (512) 349-5800
                                                          --------------


                                       N/A
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 4. Changes in Registrant's Certifying Accountant.

     On December 17, 1996, Coopers & Lybrand L.L.P. ("Coopers & Lybrand") resigned as the accountant of SunRiver Corporation (the "Company").

     During the two fiscal years, and any interim period, preceding December 17, 1996 (the "Reporting Period"), none of Coopers & Lybrand's reports on the Company's financial statements contained an adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles. During the Reporting Period, there were, to the best knowledge of the Company, no matters of disagreement between it and Coopers & Lybrand which would have caused Coopers & Lybrand to make a reference thereto in connection with its report.

     During the Reporting Period, the Company was not advised by Coopers & Lybrand (1) that internal controls necessary for the Company to develop reliable financial statements did not exist; (2) that Coopers & Lybrand would no longer be able to rely on management's representations or that it was unwilling to be associated with the financial statements prepared by management; (3) that Coopers & Lybrand needed to expand significantly the scope of its audit; (4) that Coopers & Lybrand had received information which did or which might, if further investigated, impact the fairness or reliability of a report or financial statement previously issued or to be issued or which did or might cause Coopers & Lybrand to be unwilling to rely on management's representations or be associated with the Company's financial statements; or (5) that Coopers & Lybrand did not conduct such further investigation or expanded audit, or was not able to resolve its concerns about the Company, because of its pending resignation as the Company's accountant or any other reason.

Item 7. Financial Statements and Exhibits.

     (c) Exhibits.

Exhibit
No.
-------

16 Letter of Coopers & Lybrand L.L.P. regarding its concurrence with the disclosure under Item 4 of this Form 8-K.

                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             SUNRIVER CORPORATION
                                             Registrant


                                             By:/s/ Leonard N. Mackenzie
                                                --------------------------------
                                                Leonard N. Mackenzie,
                                                President and
                                                Chief Executive Officer

Date: December 23, 1996